Exhibit 10.13

Certain identified confidential information contained in this document, marked by brackets, has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of August 8, 2024 (this “Amendment”), between CANOPY GROWTH CORPORATION, a corporation incorporated under the federal laws of Canada (the “Parent Borrower”), 11065220 CANADA INC., a corporation incorporated under the federal laws of Canada (the “Co-Borrower” and, together with the Parent Borrower, the “Borrowers” and each, a “Borrower”), the LENDERS party hereto from time to time and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

WHEREAS, reference is made to the Credit Agreement, dated as of March 18, 2021 (as amended by that certain Amendment No. 1 dated as of October 24, 2022 and Amendment No. 2 dated as of July 13, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among the Borrowers, the Lenders party thereto, the Administrative Agent and the Collateral Agent;

WHEREAS, reference is hereby made to that certain Limited Waiver Agreement dated as of November 8, 2023 among the Borrowers, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto (as amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time, the “Limited Waiver”); and

WHEREAS, pursuant to Section 9.08(b) of the Credit Agreement, the Administrative Agent, the Lenders and the Parent Borrower desire to make certain amendments to the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Borrowers, the Administrative Agent, the Collateral Agent and each of the Lenders hereby acknowledge, confirm and agree as follows:

Section 1.
Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement, the other Loan Documents or the Limited Waiver, as the context may require.
Section 2.
Amendments to the Credit Agreement. Effective as of the Amendment No. 3 Effective Date (as defined herein), the Credit Agreement is hereby amended as follows:
(a)
The definition of “Initial Term Facility Maturity Date” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

““Initial Term Facility Maturity Date” shall mean December 18, 2026; provided that upon payment of the Second Extension Prepayment, following payment of the First Extension Prepayment,

the Initial Term Facility Maturity Date shall automatically, without any further action on the part of the parties hereto, be September 18, 2027.”

(b)
The definition of “Specified Net Proceeds” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

““Specified Net Proceeds” shall mean 100% of the cash proceeds actually received by the Parent Borrower or any Subsidiary (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but only as and when received) from any Disposition permitted under this Agreement (including Dispositions under any of Section 6.05 and Sale and Lease-Back Transactions under Section 6.03 but excluding Dispositions under Section 6.05(a)(i), (ii) and (v), (c) (other than Dispositions to a Subsidiary that is not a Loan Party), (e), (f), (i), (l), (o) and (p)) and net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments and required payments of other obligations relating to the applicable asset to the extent such debt or obligations are secured by a Lien permitted hereunder (other than pursuant to the Loan Documents, Liens on the Collateral that are junior in right of security to the Obligations and Liens on the Collateral that are Other Priority Liens (unless the Term Loans are prepaid on a pro rata basis)) on such asset, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) Taxes paid or payable (in the good faith determination of the Parent Borrower) as a result thereof (including the amount of any distributions in respect thereof pursuant to Section 6.06(b)(iii) or Section 6.06(b)(v)), (iii) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to clause (i) or (ii) above) (x) related to any of the applicable assets and (y) retained by the Parent Borrower or any of its Subsidiaries including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be cash proceeds of such Asset Sale occurring on the date of such reduction) and (iv) payments made on a ratable basis (or less than ratable basis) to holders of non-controlling interests in non-Wholly Owned Subsidiaries as a result of such Disposition; provided that (x) no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Specified Net Proceeds unless such net cash proceeds shall exceed $1,000,000 (and thereafter only the net cash proceeds in excess of such amount shall constitute Specified Net Proceeds) and (y) no net cash proceeds calculated in accordance with the foregoing clause (x) above shall constitute Specified Net Proceeds in any fiscal year until the aggregate amount of all such net cash proceeds otherwise constituting Specified Net Proceeds pursuant to the foregoing clause (x) in such fiscal year shall exceed $5,000,000 for the Parent Borrower's fiscal year ending March 31, 2025 and $3,000,000 for each of the Parent Borrower's fiscal years thereafter (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds)."

(c)
Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

““Amendment No. 3” shall mean that certain Amendment No. 3 to Credit Agreement, dated as of August 8, 2024, by and among the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent.”

““Amendment No. 3 Effective Date” shall have the meaning assigned to such term in Amendment No. 3.”

““CUSA Leverage Ratio” shall mean, on any date, the ratio of (a) the aggregate principal amount of Debt (as defined in the Protection Agreement) outstanding as of the last day of the Test Period most recently ended as of such date assumed or incurred in connection with any Permitted CUSA Acquisition to (b) CUSA Target EBITDA for such Test Period; provided that the determination of CUSA Leverage Ratio shall be determined on a Pro Forma Basis. For purposes of this definition, the terms “Test Period” and “Pro Forma Basis” shall be applied to CUSA Target as if CUSA Target is the “Parent Borrower” and to the extent such concepts therein apply and, for the avoidance of doubt, shall not apply to the Parent Borrower, Co-Borrower or their Subsidiaries or Canopy USA, LLC or any of its other subsidiaries.”

““CUSA Non-Recourse Debt” shall mean Indebtedness as to which: (a) none of the Parent Borrower, the Co-Borrower or any of their respective Subsidiaries or Canopy USA, LLC or any of its subsidiaries (other than CUSA Target and its subsidiaries) (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness or otherwise provide security) or (ii) is directly or indirectly liable (whether such liability is actual or contingent) as a guarantor, surety, debtor, obligor or otherwise, including as a guarantor, surety, debtor or obligor of Indebtedness provided by CUSA Target or any of its subsidiaries that secures such other Indebtedness; and (b) no default or event of default with respect to which would permit (whether upon notice, lapse of time, satisfaction of any other condition or otherwise), any holder of any other Indebtedness of the Parent Borrower, the Co-Borrower or any of their respective Subsidiaries or Canopy USA, LLC or any of its subsidiaries (other than CUSA Target and its subsidiaries) to declare a default or event of default on such other Indebtedness or cause the payment of any such Indebtedness to be accelerated or payable prior to its stated final maturity.

““CUSA Target” shall mean the assets or person acquired by Canopy USA, LLC or its subsidiaries in a Permitted CUSA Acquisition.”

““CUSA Target EBITDA” shall mean the EBITDA of the CUSA Target; provided that references to “Parent Borrower” and “Subsidiaries” in the definition of “EBITDA” shall be replaced with “CUSA Target” and “subsidiaries”, respectively, and, for the avoidance of doubt, shall not include the Parent Borrower, Co-Borrower or their Subsidiaries or Canopy USA, LLC or any of its other subsidiaries.”

““First Extension Prepayment” shall mean a mandatory prepayment by the Borrowers pursuant to Section 5 of Amendment No. 3 in an aggregate principal amount equal to $100,000,000, at a price per $1,000 of principal face amount of Loans of $975 (such prepayment price being $97,500,000); provided that such prepayment is made on or prior to December 31, 2024.”

““Permitted CUSA Acquisition” shall mean an acquisition by Canopy USA, LLC or any of its subsidiaries of (x) substantially all of the assets of a person or a division or line of business of a person that is a Similar Business or (y) the Equity Interests of a person that operates a Similar Business that causes, or would permit Canopy USA, LLC or a subsidiary thereof to cause, such person that is a Similar Business to become a subsidiary of Canopy USA, LLC or its subsidiaries, if immediately after giving effect thereto, no Specified Default or Event of Default shall have occurred and be continuing or would result therefrom; provided that references to the “Parent Borrower” and “Subsidiaries” in the definition of Similar Business shall be replaced with “Canopy USA, LLC” and “subsidiaries”, respectively.”

““Second Extension Prepayment” shall mean a voluntary prepayment by the Borrowers pursuant to Section 2.09(a) of this

Agreement in an aggregate principal amount equal to $100,000,000, at a price per $1,000 of principal face amount of Loans of $975 (such prepayment price being $97,500,000); provided that such prepayment is made following the date of the First Extension Prepayment and on or prior to March 31, 2025.”

(d)
Section 2.09(e)(i) of the Credit Agreement is hereby amended and restated in its entity as follows:

“from and after the Amendment No. 3 Effective Date, (x) in respect of any Disposition transaction entered into prior to the Amendment No. 3 Effective Date, the Borrower shall apply not less than [COMMERCIALLY SENSITIVE INFORMATION REDACTED]% of all Specified Net Proceeds to prepay the Loans at par in accordance with this clause (e) and (y) in respect of any Disposition transaction entered into from and after the Amendment No. 3 Effective Date, the Borrower shall apply [COMMERCIALLY SENSITIVE INFORMATION REDACTED]% of all Specified Net Proceeds to prepay the Loans at par in accordance with this clause (e);”

(e)
Section 2.09(e)(ii) and Section 2.09(e)(iii) of the Credit Agreement are hereby deleted in their entirety.
(f)
The final paragraph of Section 2.09(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(it being understood that the portion of any Specified Net Proceeds not required to be applied to prepay the Initial Term Loans in accordance with this clause (e) shall be deemed (for the avoidance of doubt, subject to the proviso set forth in the definition thereof) to be Net Proceeds and governed by Section 2.09(b)). Any mandatory prepayment of Loans pursuant to Section 2.09(e)(i) shall be applied not later than the date that is forty-five (45) days following the date of receipt of such Specified Net Proceeds; provided that prior to any such prepayment, the Parent Borrower or applicable Subsidiary (A) shall be required to hold such Specified Net Proceeds (or cause such Specified Net Proceeds to be held) in a Controlled Account of a Loan Party subject to an Account Control Agreement until the date of such prepayment; provided that this clause (A) shall not apply if such requirement would reasonably be expected to result in material adverse tax or commercial consequences to the Parent Borrower or such Subsidiary as determined in good faith by the Parent Borrower and not for the purpose of evading the requirement set forth in this clause (A) and (B) except for Permitted Investments with a maturity date (if applicable) on or before forty-five (45) days following the date of receipt of such Specified Net Proceeds, shall not be permitted to invest, reinvest, transfer or otherwise Dispose of such Specified

Net Proceeds (or commit to any of the foregoing) prior to the application of such Specified Net Proceeds to the prepayment of the Loans.”

(g)
Section 2.09 of the Credit Agreement is hereby further amended by adding at the end of such Section the following new Section (h):

“(h) Notwithstanding anything to the contrary herein or in any other Loan Document, to the extent that the Initial Term Loans are prepaid by applying Net Proceeds or Specified Net Proceeds from any Disposition or Asset Sale, as applicable, permitted under this Agreement, (x) the amount of the mandatory prepayment required to made by the Borrowers pursuant to Section 5 of Amendment No. 3 shall be reduced by an amount equal to 102.5% of such Initial Term Loans that are so prepaid from and after August 8, 2024 to the date of the First Extension Prepayment up to the maximum amount of $25,641,026, and (y) the amount of the Second Extension Prepayment shall be reduced by an amount equal to 102.5% of such Initial Term Loans that are so prepaid from and after the date of the First Extension Prepayment to the date of the Second Extension Prepayment up to the maximum amount $25,641,026.”

(h)
Section 6.01 of the Credit Agreement is hereby amended by adding the following paragraph immediately after the last paragraph thereto:

“Notwithstanding anything to the contrary herein or in any other Loan Document, neither the Parent Borrower nor any of its Subsidiaries may incur Indebtedness that (i) ranks pari passu with or senior to the Obligations in right of payment or security or (ii) is structurally senior to the Loans or secured by assets that are not Collateral, in each case for the purpose of funding either the First Extension Prepayment or the Second Extension Prepayment.”

(i)
Clause (x) of Section 6.09(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“(x) grant any consent in connection with, waiver of or release under any of Sections 2(a), 2(b)(i), 2(b)(ii), 2(b)(iii) (solely with respect to securities held by Canopy or Canopy Sub), 2(b)(iv) (solely with respect to securities of Canopy or Canopy Sub), 2(b)(v) (solely to the extent any such additional securities are issued to a Person other than the Co-Borrower without a Repurchase Right (as defined in the Protection Agreement)), 2(b)(vi), 2(b)(vii), 2(b)(viii) (solely in respect of Canopy USA, LLC), 2(b)(ix), 2(b)(x), 2(b)(xii) (other than the assumption or incurrence of any additional Debt (as defined in the Protection Agreement) by (i) Canopy USA, LLC or its subsidiaries at any time after the completion of the First Extension

Prepayment, in an aggregate principal amount not to exceed $10,000,000 and (ii) the CUSA Target or any of its subsidiaries at any time after completion of the Second Extension Prepayment; provided that in respect of this clause (x)(ii), (1) the CUSA Leverage Ratio shall not exceed 3.0 to 1.0 after giving effect to each incurrence of Debt pursuant to this clause (x)(ii), (2) the Debt incurred pursuant to this clause (x)(ii) must be incurred or acquired solely in connection with a Permitted CUSA Acquisition and (3) the Debt incurred pursuant to this clause (x)(ii) must be CUSA Non-Recourse Debt), 2(b)(xiii), 2(b)(xiv), 2(b)(xv), 2(b)(xvi), 2(b)(xvii), 2(b)(xxii) (other than dispositions of assets in the ordinary course of business or the sale of securities, excluding the sale of securities in a Subsidiary), 2(b)(xxv), 2(b)(xxvi) (solely with respect to the foregoing clauses of Section 2(b)), 2(l), 2(m), 2(n) or 4(a) of the Protection Agreement (or any of the definitions incorporated therein);”

(j)
Clause (b) of Section 7.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:
(k)
“(b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise (including, for the avoidance of doubt, as a result of a failure to pay pursuant to Section 2.09(e) or (f) or the failure to make the First Extension Prepayment on or prior to December 31, 2024);”
Section 3.
Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to the Administrative Agent and each of the other parties hereto that, as of the Amendment No. 3 Effective Date:
(a)
Each of the Parent Borrower, the Co-Borrower and each of the other Loan Parties (i) is a partnership, limited partnership, limited liability company, corporation, company or other entity duly organized, validly existing and in good standing (or, if applicable in a jurisdiction outside of the United States of America and Canada, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States of America and Canada) under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (iii) is qualified to do business in each jurisdiction where such qualification is required, except where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect and (iv) has the power and authority to execute, deliver and perform its obligations under this Amendment and each of the other Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party.

(b)
The execution and delivery of this Amendment by each of the Borrowers and the performance by each of the Borrowers of its obligations hereunder (i) have been duly authorized by all corporate, shareholder, partnership, limited liability company or similar action required to be obtained by the Borrowers and (ii) will not (A) violate (I) any provision of law, statute, rule or regulation applicable to the Parent Borrower, the Co-Borrower or any such other Loan Party, (II) the certificate or articles of incorporation, amalgamation or other constitutive documents (including any partnership, limited liability company, operating or shareholders’ agreements) or by-laws of the Parent Borrower, the Co-Borrower or any such other Loan Party, (III) any applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to the Parent Borrower, the Co-Borrower or any such other Loan Party or (IV) any provision of any indenture, certificate of designation for preferred shares, agreement or other instrument to which the Parent Borrower, the Co-Borrower or any such other Loan Party is a party or by which any of them or any of their property is or may be bound, (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred shares, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (A) (other than clause (II) thereof) or (B) of this Section 3(b), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Parent Borrower, the Co-Borrower or any other Loan Party, other than the Liens created by the Loan Documents and Permitted Liens.
(c)
This Amendment has been duly authorized, executed and delivered by each Borrower. This Amendment is the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by equitable principles relating to enforceability.
(d)
The representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and except to the extent such representations and warranties are qualified by materiality, Material Adverse Effect or similar language (in which case such representations and warranties shall be true and correct in all respects) and, in all instances, after giving effect to this Amendment.
(e)
With the exception of the Specified Events of Default which, for the avoidance of doubt, are hereby acknowledged by the parties hereto to be waived pursuant to the terms and conditions of the Limited Waiver, no Default or Event of

Default shall exist and be continuing as of the Amendment No. 3 Effective Date and after giving effect to this Amendment.
(f)
Notwithstanding anything contained herein to the contrary, no representation or warranty is made by or on behalf of any BioSteel Entity to the extent that such representation or warranty could be untrue, incorrect, misstated or misleading in any respect on account of, or in connection with, the Specified Events of Default, the BioSteel Proceedings, the BioSteel Action or any action reasonably taken or not taken in furtherance of the commencement and administration of the BioSteel Proceedings and the BioSteel Action.
Section 4.
Effectiveness. This Amendment shall become effective as of the first date (such date, the “Amendment No. 3 Effective Date”) when each of the following conditions have been satisfied:
(a)
the Administrative Agent shall have received executed counterparts of this Amendment duly executed and delivered by the Borrowers and each of the Lenders under the Credit Agreement; and
(b)
the Parent Borrower shall have paid all costs and expenses incurred by the Lenders, the Administrative Agent and the Collateral Agent in connection with the negotiation, preparation, administration or enforcement of this Amendment, and all costs and expense incurred by the Lenders and the Administrative Agent previously invoiced and payable pursuant to the Credit Agreement, including, without limitation, all invoiced fees and out-of-pocket expenses of (i) Seward & Kissel LLP, as counsel to the Administrative Agent and Collateral Agent and (ii) Davis Polk & Wardwell LLP, as counsel to certain Lenders.
(b)
For purposes of determining whether the conditions specified in this Section 4 have been satisfied, by releasing its signature page hereto, the Administrative Agent, the Collateral Agent and each Lender shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent, the Collateral Agent or such Lender, as the case may be.
Section 5.
Acknowledgement. The Borrowers hereby acknowledge, confirm and agree that (i) the First Extension Prepayment shall be made on or prior to December 31, 2024 and (ii) failure to make the First Extension Prepayment on or prior to December 31, 2024 shall constitute an Event of Default. Notwithstanding anything to the contrary herein or in any other Loan Document, the Borrowers, the Administrative Agent, the Collateral Agent and each of the Lenders hereby acknowledge, confirm and agree that the Second Extension Prepayment is optional on the part of the Borrowers and that the Borrowers are not under any obligation whatsoever to complete the Second Extension Prepayment.
Section 6.
Effect of Amendment; No Novation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any party to the Credit Agreement to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement, the Amended Credit Agreement and the other Loan Documents.
Section 7.
Reaffirmation. Each Guarantor hereby acknowledges receipt of, and consents to the terms of, this Amendment and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee Agreement, the U.S. Security Agreements, the Canadian Security Agreements and each of the other Security Documents continue to be in full force and effect, (b) confirms its guarantee of the Guaranteed Obligations (with respect to each Guarantor) and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed, and (c) acknowledges that such guarantee and/or grant continue in full force and effect in respect of, and to secure, the Secured Obligations under the Amended Credit Agreement and the other Loan Documents.
Section 8.
Release.
(a)
In consideration of the agreements of the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parent Borrower and each other Loan Party, on behalf of itself and its successors and assigns, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the Collateral Agent, Lenders, and their respective successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, the Collateral Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Parent Borrower and each other Loan Party or any of their respective successors, assigns, or other legal representatives may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, any of the other Loan Documents, this Amendment or transactions thereunder or related thereto which arises at any time on or prior to the date of this Amendment.
(b)
The Parent Borrower and each other Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)
The Parent Borrower and each other Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
Section 9.
Indemnification. Section 9.05(b) of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.
Section 10.
Fees and Expenses. Notwithstanding anything to the contrary in the Amended Credit Agreement or the other Loan Documents, the Borrowers shall be primarily responsible for all reasonable and documented fees and expenses incurred by the Administrative Agent and the Lenders, including fees and expenses incurred by Seward & Kissel LLP, Davis Polk & Wardwell LLP and Goodmans LLP, promptly upon demand for all reasonable and documented, fees and expenses incurred in connection with this Amendment and the preparation, negotiation, execution and delivery of documentation related thereto and in connection with the enforcement of any of their rights and remedies hereunder and thereunder.
Section 11.
Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided herein. Delivery of an executed counterpart to this Amendment by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent and the Collateral Agent are under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or the Collateral Agent pursuant to procedures approved by it.
Section 12.
Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 12.
Section 13.
Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 14.
Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 15.
Agent Authorization. Each of the Lenders immediately prior to the Amendment No. 3 Effective Date, hereby authorizes and directs the Administrative Agent and the Collateral Agent to execute and deliver this Amendment.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

CANOPY GROWTH CORPORATION,
as Parent Borrower

By:
/s/ Judy Hong
Name: Judy Hong
Title: Chief Financial Officer

11065220 CANADA INC.,
as Co-Borrower

By:
/s/ Judy Hong
Name: Judy Hong
Title: Chief Financial Officer

[Signature Page – Amendment No. 3]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent and Collateral Agent

By:
/s/ Joseph B. Feil
Name: Joseph B. Feil

Title: Vice President

[Signature Page – Amendment No. 3]

140 SUMMER PARTNERS MASTER FUND LP

By:
/s/Jessica Davis
Name: Jessica Davis

Title: Authorized Signatory

[Signature Page – Amendment No. 3]

CORBIN OPPORTUNITY FUND, L.P.
By: Redwood Capital Management, LLC, as Subadvisor

By:
/s/ Sean Sauler
Name: Sean Sauler

Title: Deputy CEO

[Signature Page – Amendment No. 3]

DIAMETER CREDIT FUNDING I, LTD.

By: Diameter Capital Partners LP, solely as its collateral manager

By:
/s/ Michael Cohn
Name: Michael Cohn

Title: General Counsel and Chief Compliance Officer

[Signature Page – Amendment No. 3]

DIAMETER CREDIT FUNDING II, LTD.

By: Diameter Capital Partners LP, solely

as its collateral manager

By:
/s/ Michael Cohn
Name: Michael Cohn

Title: General Counsel and Chief Compliance Officer

[Signature Page – Amendment No. 3]

DIAMETER CREDIT FUNDING III, LTD.
By: Diameter Capital Partners LP, solely

as its collateral manager

By:
/s/ Michael Cohn
Name: Michael Cohn

Title: General Counsel and Chief Compliance Officer

[Signature Page – Amendment No. 3]

DIAMETER CREDIT FUNDING IV, LTD.
By: Diameter Capital Partners LP, solely

as its collateral manager

By:
/s/ Michael Cohn
Name: Michael Cohn

Title: General Counsel and Chief Compliance Officer

[Signature Page – Amendment No. 3]

DIAMETER MASTER FUND LP
By: Diameter Capital Partners LP, solely

as its investment manager

By:
/s/ Michael Cohn
Name: Michael Cohn

Title: General Counsel and Chief Compliance Officer

[Signature Page – Amendment No. 3]

DSC MERIDIAN CREDIT OPPORTUNITIES MASTER FUND LP

DSC MERIDIAN CLIMATE ACTION MASTER FUND LP

By:
/s/ David Gulkowitz
Name: David Gulkowitz

Title: COO, CFO, CCO of DSC Meridian Capital LP the Investment Manager to DSC Meridian Credit Opportunities Master Fund LP and DSC Meridian Climate Action Master Fund LP

[Signature Page – Amendment No. 3]

FOCUS CREDIT OPPORTUNITIES FUND

By:
/s/ Michael Kosmalski
Name: Michael Kosmalski

Title: Authorized Signatory

[Signature Page – Amendment No. 3]

GOLDMAN SACHS LENDING PARTNERS LLC

By:
/s/ Priyankush Goswami
Name: Priyankush Goswami

Title: Authorized Signatory

[Signature Page – Amendment No. 3]

KING STREET ACQUISITION COMPANY, L.L.C

By: King Street Capital Management, L.P., its Manager

By:
/s/ Howard Baum
Name: Howard Baum

Title: Director of Operations

[Signature Page – Amendment No. 3]

LIVELLO CAPITAL SPECIAL OPPORTUNITIES MASTER FUND LP

By:
/s/ Joseph Salegna
Name: Joseph Salegna

Title: Chief Financial Officer

[Signature Page – Amendment No. 3]

MARBLEGATE PARTNERS MASTER FUND I, L.P.

By:
/s/ Andrew Milgram
Name: Andrew Milgram

Title: Authorized Signatory

MARBLEGATE STRATEGIC OPPORTUNITIES MASTER FUND I, L.P.

By:
/s/ Andrew Milgram
Name: Andrew Milgram

Title: Authorized Signatory

[Signature Page – Amendment No. 3]

NPB MANAGER FUND, SPC.- SEGREGATED PORTFOLIO 103

By:
/s/ Charlene Nyberg
Name: Charlene Nyberg

Title: Authorized Signatory

[Signature Page – Amendment No. 3]

PABELLON HOLDINGS LLC

By: Madave Management LLC, its

Manager

By:
/s/ Morgan P. Blackwell
Name: Morgan P. Blackwell

Title: Manager

[Signature Page – Amendment No. 3]

PENDER CORPORATE BOND FUND

By:
/s/ Geoff Castle
Name: Geoff Castle

Title: Lead Portfolio Manager, Fixed Income

[Signature Page – Amendment No. 3]

REDWOOD MASTER FUND, LTD.

By: Redwood Capital Management, LLC, as

Investment Manager

By:
/s/ Sean Sauler
Name: Sean Sauler

Title: Deputy CEO

[Signature Page – Amendment No. 3]

REDWOOD OPPORTUNITY MASTER FUND, LTD.
By: Redwood Capital Management, LLC, as

Investment Manager

By:
/s/ Sean Sauler
Name: Sean Sauler

Title: Deputy CEO

[Signature Page – Amendment No. 3]

RENAISSANCE INVESTMENT HOLDINGS LTD.

By: BlackRock Financial Management, Inc., as investment manager

By:
/s/ David Birnbaum
Name: David Birnbaum

Title: Director

[Signature Page – Amendment No. 3]

ROYAL BANK OF CANADA

By:
/s/Nigel Delph
Name: Nigel Delph

Title: Authorized Signatory

[Signature Page – Amendment No. 3]

SDP FLAGSHIP MASTER FUND, L.P.

By:
/s/ Charlene Nyberg
Name: Charlene Nyberg

Title: Authorized Signatory

[Signature Page – Amendment No. 3]

SEAPORT LOAN PRODUCTS LLC

By:
/s/ Jonathan Silverman
Name: Jonathan Silverman

Title: General Counsel

[Signature Page – Amendment No. 3]

THE K2 PRINCIPAL FUND L.P.

By: K2 & Associates Investment Management Inc., as

Manager

By:
/s/ Todd Sikorski
Name: Todd Sikorski

Title: President

[Signature Page – Amendment No. 3]

TWIN LAKE TOTAL RETURN PARTNERS LP TWIN LAKE TOTAL RETURN PARTNERS QP LP

IRON ROAD MULTI-STRATEGY FUND LP

By:
/s/ Evan Dreyfuss
Name: Evan Dreyfuss

Title: Portfolio Manager

[Signature Page – Amendment No. 3]